SMA Relationship Trust	Prospectus Supplement

SMA Relationship Trust
Series M
Prospectus Supplement

November 13, 2015

Dear Investor,

The purpose of this supplement is to update the Prospectus of the Series M series of shares (the “Fund”) of SMA Relationship Trust dated April 30, 2015, as follows:

Kevin McIntyre has been added as a portfolio manager for the Fund.

Therefore, the following reference to Mr. McIntyre is added under the heading “Portfolio manager” on page 27 of the Prospectus:

•	Kevin McIntyre, portfolio manager of the Fund since October 2015.

In addition, the information under the heading “Portfolio management – Series M” on page 71 of the Prospectus is deleted in its entirety and replaced by the following:

Elbridge Gerry and Kevin McIntyre are the members of the investment management team primarily responsible for the day-to-day management of the Fund.  The Advisor's investment professionals are organized into investment management teams, with a particular team dedicated to a specific asset class.  Messrs. Gerry and McIntyre have access to certain members of the Municipal Bond Fixed-Income investment management team, each of whom is allocated a specified strategy issue within the portfolio over which he or she has independent responsibility for research. The team members also have access to additional portfolio managers and analysts within the various asset classes and markets in which the Fund invests.  Messrs. Gerry and McIntyre have responsibility for research, implementing strategies and reviewing the overall composition of the portfolio to ensure its compliance with its stated investment objectives and strategies.  Information about Messrs. Gerry and McIntyre is provided below.

Elbridge Gerry is a Managing Director and a Senior Portfolio Manager/Head of Municipal Investments of UBS Asset Management.  Mr. Gerry has been a portfolio manager at the firm since 1996.  Mr. Gerry has been a portfolio manager of the Fund since its inception.

Kevin McIntyre is an Executive Director and Senior Portfolio Manager at UBS Asset Management. Mr. McIntyre was previously Head of the Municipal Trading team and assisted in the management of municipal money market portfolios. Prior to joining UBS Asset Management, Mr. McIntyre was director of trading operations at Prime Capital Services where he oversaw equity and fixed income trading. Mr. McIntyre has been a portfolio manager of the Fund since October 2015.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR FUTURE REFERENCE.

ZS-749

SMA Relationship Trust	SAI Supplement

SMA Relationship Trust
Series M
Supplement to the Statement of Additional Information

November 13, 2015

Dear Investor,

The purpose of this supplement is to update the Statement of Additional Information (“SAI”) of the Series M series of shares (the “Fund”) of SMA Relationship Trust dated April 30, 2015, as supplemented, as follows:

Kevin McIntyre has been added as a portfolio manager for the Fund.

Therefore, on page 67 of the SAI, the following information is added under the heading “Investment advisory, administration, principal underwriting and other service arrangements” and the sub-heading “Portfolio managers”:

	Registered investment companies		Other pooled investment vehicles		Other accounts
Portfolio manager (Funds managed)	Number	Assets managed (in millions)	Number	Assets managed (in millions)	Number	Assets managed (in millions)
Kevin McIntyre# (Series M)	2	$294	0	$0	7	$684##

#     Information for Mr. McIntyre is as of June 30, 2015.

##   All accounts were calculated at the exchange rate as of June 30, 2015 of 1.08.

In addition, on page 71 of the SAI, the following information is added under the heading “Investment advisory, administration, principal underwriting and other service arrangements” and the sub-heading “Portfolio managers”:

Portfolio Manager/Fund	Range of shares owned
Kevin McIntyre# Series M	None

#     Information for Mr. McIntyre is as of June 30, 2015.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR FUTURE REFERENCE.

ZS-748